                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Aurora Biosciences Corporation
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                                         33-0669859
----------------------------------------     -----------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

     11149 North Torrey Pines Road
         La Jolla, California                              92037
-----------------------------------------     ----------------------------------
(Address of principal executive offices)                 (zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to                      Name of each exchange on which
be so registered                            each class is to be registered
----------------------                      ------------------------------


     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General instruction A.(c)(1) please check the following box.[ ]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2) please check the following box.[ ]

        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
--------------------------------------------------------------------------------
                                (Title of class)



                                       1.

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 58 of the Preliminary Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-23407, filed with the Securities and Exchange Commission (the "Commission") on March 14, 1997, and as subsequently amended on April 30, 1997 and May 28, 1997, and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

     Exhibit
     Number       Description
     ------       -----------
       1*         Form of Restated Certificate of Incorporation, to become
                  effective upon completion of the offering.

       2* Form of Restated Bylaws to become effective upon completion of the offering.

       3*         Form of Common Stock Certificate.

      ---------------------------

         * Filed with the Securities and Exchange Commission as an exhibit to Registrant's Registration Statement on Form S-1 (File No. 333-23407), and incorporated herein by reference.



                                       2.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AURORA BIOSCIENCES CORPORATION  (Registrant)

                                   Date:  June 6, 1997

                                   By:    /s/  Deborah J. Tower
                                       ----------------------------------
                                               Deborah J. Tower


                                       3